UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2005

EURAMAX INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	333-05978	58-2502320
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia,		30092
(Address of Principal Executive Offices)		(Zip Code)

(770) 449-7066

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On June 23, 2005, Euramax International, Inc. (the “Company”) issued a press release announcing the extension of the expiration date for its tender offer and consent solicitation relating to its outstanding $200,000,000 aggregate principal amount of 8½% Senior Subordinated Notes due 2011.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section.  Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description
99.1	Euramax International, Inc. Press Release dated June 23, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

		By:	/s/ R. SCOTT VANSANT
			Name:	R. Scott Vansant
			Title:	Vice President, Chief Financial Officer and Secretary

Dated:	June 23, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Euramax International, Inc. Press Release dated June 23, 2005